UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 1, 2026

NETSTREIT Corp.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-39443	84-3356606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2021 McKinney Avenue Suite 1150 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)
972-200-7100
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NTST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2026, NETSTREIT Corp. (the “Company”) and Sofia Chernylo, the Senior Vice President and Chief Accounting Officer of the Company, mutually agreed that Ms. Chernylo will no longer serve as the Senior Vice President, Chief Accounting Officer and principal accounting officer of the Company, effective September 1, 2026 (the “Effective Date”). Ms. Chernylo’s departure is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

In connection with Ms. Chernylo’s departure, the Board of Directors of the Company appointed Matthew Fennewald as Senior Vice President and Chief Accounting Officer of the Company, effective as of the Effective Date. In connection with his appointment, he also was designated as principal accounting officer of the Company. Mr. Fennewald, age 36, joined the Company in August 2020 and has served as the Company’s Vice President, Corporate Controller since February 2024. Prior to his current role, Mr. Fennewald served as the Company’s Director, Corporate Controller from March 2023 to February 2024, Corporate Controller from March 2022 to February 2023 and Financial Reporting Manager from August 2020 to February 2022. Prior to joining the Company, Mr. Fennewald held various positions at PricewaterhouseCoopers LLP from 2015 to 2020 and at Crowe Horwath LLP from 2012 to 2015. He graduated from the University of North Texas with a Master of Science in Auditing and Financial Accounting. Mr. Fennewald is a licensed Certified Public Accountant.

As of the date of this Current Report on Form 8-K, there are no new material plans, contracts or arrangements between Mr. Fennewald and the Company in connection with his appointment as the Company’s Senior Vice President and Chief Accounting Officer.

There are no arrangements or understandings between Mr. Fennewald and any other persons pursuant to which Mr. Fennewald was appointed as the Company’s Senior Vice President and Chief Accounting Officer. Mr. Fennewald does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Fennewald does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSTREIT Corp.

September 3, 2026	/s/ DANIEL DONLAN
Date	Daniel Donlan
Chief Financial Officer and Treasurer
(Principal Financial Officer)